Goldman Sachs Funds

SMALL CAP VALUE FUND                         Semiannual Report February 29, 2000


                                             Long-term capital growth

                                             potential through a portfolio of

                                             smaller capitalization companies.



[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS SMALL CAP VALUE FUND



          Market Overview


          Dear Shareholder,

          During the period under review,the Federal Reserve Board attempted to subdue the strong U.S.economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.

               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . A Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As the year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts--fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

               . Market Outlook: Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.
----------------
 . NOT FDIC          Sincerely,
  INSURED

 . May Lose Value    /s/ David B. Ford

 . No Bank           David B. Ford
  Guarantee         Co-Head, Goldman Sachs Asset Management
----------------

                    /s/ David W. Blood

                    David W. Blood
                    Co-Head, Goldman Sachs Asset Management

                    March 13, 2000

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

Fund Basics
as of February 29, 2000


                            Assets Under Management

                                 $201.7 Million

                               Number of Holdings

                                       78

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GSSMX

                                 Class B Shares

                                      GSQBX

                                 Class C Shares

                                      GSSCX

                              Institutional Shares

                                      GSSIX

                                 Service Shares

                                      GSSSX


--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
August 31,1999-           Fund Total Return       Russell 2000     Russell 2000
February 29,2000       (without sales charge)1    Value Index2     Growth Index2
--------------------------------------------------------------------------------
Class A                        -6.92%                  2.82%           35.81%
Class B                        -7.32                   2.82            35.81
Class C                        -7.26                   2.82            35.81
Institutional                  -6.77                   2.82            35.81
Service                        -6.98                   2.82            35.81
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The Russell 2000 Value Index (with dividends reinvested), an unmanaged index of common stock prices, replaced the unmanaged Russell 2000 Growth Index as of 11/30/99 as the Small Cap Value Fund's performance benchmark. The Russell 2000 Value Index includes more value-oriented stocks and, therefore, is expected to be a better benchmark comparison for the Fund's performance. The Russell 2000 Index is an unmanaged index of common stock prices. Index figures do not reflect any fees or expenses. In addition investors cannot invest directly in the Index.

---------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
---------------------------------------------------------------------------------------------------
For the period ended 12/31/99        Class A     Class B     Class C     Institutional      Service
---------------------------------------------------------------------------------------------------
Last 6 Months                        -18.26%     -18.12%     -14.67%        13.32%         -13.54%
One Year                              -7.55       -7.72       -3.84         -1.74           -2.28
Five Years                             5.77        N/A         N/A           N/A             6.944
Since Inception                        7.65        1.13       -6.15         -5.12            8.474
                                  (10/22/92)    (5/1/96)   (8/15/97)     (8/15/97)       (10/22/92)
---------------------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
4 Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Small Cap Value Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
--------------------------------------------------------------------------------
Holding                      % of Total Net Assets     Line of Business
--------------------------------------------------------------------------------
General Semiconductor, Inc.            3.0%            Semiconductors
Career Education Corp.                 3.0             Industrial Services
Teekay Shipping Corp.                  2.7             Truck Freight
PXRE Group, Ltd.                       2.5             Property Insurance
Pacific Century Financial Corp.        2.5             Banks
Denison International PLC ADR          2.5             Industrial Parts
Mentor Graphics Corp.                  2.3             Computer Software
Landstar Systems, Inc.                 2.1             Truck Freight
BlackRock, Inc.                        2.1             Security/Asset Management
Fleming Cos., Inc.                     2.1             Food & Beverage
--------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS SMALL CAP VALUE FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Small Cap Value Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of -6.92%, -7.32%, -7.26%, -6.77%, and -6.98%, respectively. These figures compare to the 2.82% total cumulative return of the Fund's benchmark, the Russell 2000 Value Index.

               As our returns indicate, it has been a very challenging period for value-oriented funds. Investors have largely favored a narrow group of growth-oriented technology stocks. With the shares of many technology stocks rising sharply, investors' disdain for less highly visible growth has produced lackluster stock performance for many companies, and value based strategies have suffered. As a result of this performance disparity, the valuation gap between growth and value indexes has stretched to historic proportions. We believe that this has created many opportunities to invest in quality businesses selling at conservative valuations.

               While the stock price performance of our value investments was eclipsed by the extraordinary performance of technology stocks during the period, most of our companies performed quite well from an operating standpoint, generating good revenues, operating profit and free cash flow. We have found some extremely attractive valuation levels in our segment of the investment universe, and we believe that patience will be rewarded. We firmly believe that high quality should characterize our stock selection within the value framework, and we find that we can currently buy leading companies at attractive valuations.


               Portfolio Composition

               As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We seek to buy well positioned businesses which sell at conservative valuation levels. We also understand that our Small Cap Value clients seek a fund which will be competitive with the Russell 2000 Value Index over a long-term investment horizon, and we approach careful risk management and thoughtful portfolio construction based on that mandate.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND


VALUE INVESTMENT PROCESS

Our value stock selection process emphasizes quality companies that sell at attractive valuation levels.

1 Search for Quality We search for quality companies that have competitive advantages in their industry sectors.

2 Fundamental Research We refine our stock selection through rigorous analysis of companies'"fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

3 Risk Management We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

          Portfolio Highlights

     . General Semiconductor, Inc.-- General Semiconductor contributed positively to performance, as the recovery in the semiconductor equipment industry and prospects for solid long-term earnings improvements fueled strong gains.

     . Career Education Corp.-- We invested in Career Education Corp., a vocational education firm, based on our belief that its valuation was extremely depressed relative to its solid school franchises, substantial growth and free cash flow. The company was a top contributor to the Fund's performance, as it rose on the heels of outstanding enrollment growth and resulting positive earnings revisions.

     . Varian Medical Systems, Inc., Varian Inc.-- These stocks began trading in 1999, when Varian Associates, Inc. split into three separate, publicly traded medical, semiconductor and high-tech instrument companies. We believed that both Varian Medical Systems and Varian Inc. traded at a substantial discount to their fundamental value in the wake of the split. In the case of Varian Semiconductor, the rebound in the semiconductor industry augmented realization of value.


          Portfolio Outlook

          We believe that value investments continue to offer substantial upside with limited downside potential. In the past two years, value's divergence from growth, both in terms of performance and P/E, has been the largest in history. As value investors, we see an unprecedented array of strong, profitable, growing companies selling at compelling prices in today's market. As such, we believe that the current environment offers tremendous investment opportunity for long-term investors.

          We will continue to perform disciplined, first-hand, fundamental research to identify quality businesses selling at conservative valuations, companies that we believe possess the potential to deliver superior long-term returns. Thank you for your continued confidence.




          Goldman Sachs Small Cap Value Investment Team

          New York
          February 29, 2000

GOLDMAN SACHS SMALL CAP VALUE FUND



          The Goldman Sachs Advantage


Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

          Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


          What Sets Goldman Sachs Funds Apart?

                                              1
                                 Resources and Relationships

          Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                             2
                                     In-Depth Research

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                             3
                                      Risk Management

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
February 29, 2000 (Unaudited)

 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on October 22, 1992 (commencement of operations) in Class A Shares (with maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund's new benchmark, the Russell 2000 Value Index as of November 30, 1999 and the Fund's previous benchmark, the Russell 2000 Growth Index are shown. This per-formance data represents past performance and should not be considered indic-ative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

 Small Cap Value Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions reinvested October 22, 1992 to February 29, 2000.

                                    [GRAPH]

             Russell 2000 (growth)   Russell 2000 Value    Class A

10/22/92               10,000               10,000          9,450
OCT                    10,187               10,233          9,620
NOV                    10,966               10,866         10,120
DEC                    11,348               11,317         10,857
Jan-93                 11,731               11,918         11,138
FEB                    11,460               11,966         11,138
MAR                    11,832               12,420         11,752
APR                    11,508               12,121         11,618
MAY                    12,016               12,502         11,772
JUNE                   12,091               12,621         12,266
JULY                   12,258               12,838         12,606
Aug-93                 12,787               13,340         13,341
SEPT                   13,148               13,660         13,663
OCT                    13,486               13,973         13,897
NOV                    13,042               13,610         13,763
DEC                    13,488               14,010         14,241
Jan-94                 13,912               14,510         14,493
FEB                    13,861               14,468         14,269
MAR                    13,130               13,818         14,058
APR                    13,207               13,955         13,925
MAY                    13,059               13,935         13,883
JUNE                   12,618               13,572         13,609
JULY                   12,825               13,823         13,294
Aug-94                 13,540               14,367         13,960
SEPT                   13,495               14,215         14,009
OCT                    13,442               13,955         13,461
NOV                    12,899               13,393         12,835
DEC                    13,246               13,796         12,131
Jan-95                 13,080               13,728         11,953
FEB                    13,624               14,236         12,508
MAR                    13,858               14,306         12,738
APR                    14,166               14,731         12,819
MAY                    14,409               15,046         12,442
JUNE                   15,157               15,560         12,501
JULY                   16,030               16,128         13,108
Aug-95                 16,362               16,607         13,716
SEPT                   16,655               16,855         13,679
OCT                    15,924               16,182         12,605
NOV                    16,592               16,825         13,160
DEC                    17,030               17,346         13,177
Jan-96                 17,012               17,461         12,813
FEB                    17,542               17,735         13,221
MAR                    17,905               18,107         14,185
APR                    18,863               18,602         15,407
MAY                    19,607               19,072         16,608
JUNE                   18,800               18,847         16,393
JULY                   17,159               17,845         15,682
Aug-96                 18,156               18,619         16,267
SEP                    18,866               19,127         16,964
OCT                    18,574               19,349         16,097
NOV                    19,340               20,390         16,134
DEC                    19,846               21,053         16,054
Jan-97                 20,243               21,377         16,320
FEB                    19,750               21,580         16,335
MAR                    18,817               21,002         16,515
APR                    18,870               21,311         16,304
MAY                    20,970               23,007         18,130
JUNE                   21,870               24,171         18,942
JULY                   22,887               25,186         19,200
Aug-97                 23,411               25,587         19,886
SEP                    25,125               27,288         21,805
OCT                    24,021               26,546         21,169
NOV                    23,865               26,838         20,589
DEC                    24,283               27,748         20,899
JAN '98                23,899               27,246         20,591
FEB                    25,665               28,894         22,132
MAR                    26,979               30,067         23,681
APR                    27,127               30,214         24,452
MAY                    25,665               29,145         23,656
JUNE                   25,719               28,979         22,611
JULY                   23,636               26,710         20,428
Aug-98                 19,046               22,527         15,847
SEP                    20,537               23,800         15,323
OCT                    21,375               24,507         16,251
NOV                    22,495               25,171         17,124
DEC                    23,888               25,961         17,372
JAN '99                24,205               25,372         17,014
FEB                    22,245               23,639         15,681
MAR                    22,592               23,445         15,102
APR                    24,616               25,586         17,097
MAY                    24,975               26,371         18,374
JUNE                   26,104               27,326         19,652
JULY                   25,389               26,678         18,871
Aug-99                 24,449               25,702         18,200
SEP                    24,454               25,188         17,363
OCT                    24,555               24,684         15,939
NOV                    26,021               24,812         16,518
DEC                    28,966               25,574         16,996
JAN '00                28,500               24,904         16,839
FEB                    33,205               26,426         16,940



  Average Annual Total Return through February
  29, 2000                                         Since Inception Five Years One Year Six Months(a)
  Class A (commenced October 22, 1992)
  Excluding sales charges                                8.25%        6.25%     8.01%      -6.92%
  Including sales charges                                7.42%        5.06%     2.10%     -12.03%
 ---------------------------------------------------------------------------------------------------
  Class B (commenced May 1, 1996)
  Excluding contingent deferred sales charges            1.74%         n/a      7.05%      -7.32%
  Including contingent deferred sales charges            0.94%         n/a      2.07%     -11.95%
 ---------------------------------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges           -5.97%         n/a      7.11%      -7.26%
  Including contingent deferred sales charges           -5.97%         n/a      6.11%      -8.19%
 ---------------------------------------------------------------------------------------------------
  Institutional Class (commenced August 15, 1997)       -4.94%         n/a      8.30%      -6.77%
 ---------------------------------------------------------------------------------------------------
  Service Class (commenced August 15, 1997)             -5.37%         n/a      7.72%      -6.98%
 ---------------------------------------------------------------------------------------------------

 (a)Not annualized.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares    Description                                    Value

 Common Stocks - 97.5%
  Apparel - 1.2%
    884,300 Burlington Industries, Inc.*            $  2,487,094
 ---------------------------------------------------------------
  Banks - 5.9%
    131,200 BancWest Corp.                             1,992,600
     88,100 Community First Bankshares, Inc.           1,233,400
    337,200 Pacific Century Financial Corp.            5,121,225
    126,500 Susquehanna Bancshares, Inc.               1,850,062
    199,900 The Colonial BancGroup, Inc.               1,774,113
                                                    ------------
                                                      11,971,400
 ---------------------------------------------------------------
  Chemicals - 3.2%
  1,318,800 Methanex Corp.*                            3,049,725
    242,000 Millennium Chemicals, Inc.                 3,388,000
                                                    ------------
                                                       6,437,725
 ---------------------------------------------------------------
  Clothing - 0.8%
    263,500 Venator Group, Inc.*                       1,498,656
 ---------------------------------------------------------------
  Computer Hardware - 2.3%
     93,400 Hutchinson Technology, Inc.*               1,687,037
    139,700 Tech Data Corp.*                           3,029,744
                                                    ------------
                                                       4,716,781
 ---------------------------------------------------------------
  Computer Software - 2.3%
    269,400 Mentor Graphics Corp.*                     4,613,475
 ---------------------------------------------------------------
  Construction - 7.0%
     40,600 Alexandria Real Estate Equities, Inc.      1,240,837
    107,500 Catellus Development Corp.                 1,323,594
     52,000 CenterPoint Properties Corp.               1,888,250
     19,600 Coflexip SA ADR                              878,325
     61,400 LNR Property Corp.                         1,197,300
    109,100 Prentiss Properties Trust                  2,243,369
     60,300 Reckson Associates Realty Corp.            1,115,550
    183,200 RFS Hotel Investors, Inc.                  1,946,500
     35,200 Storage USA, Inc.                          1,106,600
     96,500 Trammell Crow Co.*                         1,158,000
                                                    ------------
                                                      14,098,325
 ---------------------------------------------------------------
  Drugs - 1.3%
    111,300 Bergen Brunswig Corp.                        549,544
      8,300 PE Corp - Celera Genomics Group*           2,025,200
                                                    ------------
                                                       2,574,744
 ---------------------------------------------------------------
  Electrical Utilities - 1.8%
     35,100 Bangor Hydro-Electric Co.                    535,275
    199,000 Public Service Co. of New Mexico           3,059,625
                                                    ------------
                                                       3,594,900
 ---------------------------------------------------------------
  Energy Resources - 1.6%
    277,100 Swift Energy Co.*                          3,273,244
 ---------------------------------------------------------------
  Financial Services - 1.9%
     58,800 Allied Capital Corp.                       1,021,650
    106,333 Insignia Financial Group, Inc.*            1,262,704

  Shares    Description                                     Value

 Common Stocks - (continued)
  Financial Services - (continued)
     54,000 Waddell & Reed Financial, Inc. Class B   $  1,464,750
                                                     ------------
                                                        3,749,104
 ----------------------------------------------------------------
  Food & Beverage - 2.9%
    269,800 Fleming Cos., Inc.                          4,165,038
     95,900 International Home Foods, Inc.*             1,624,306
                                                     ------------
                                                        5,789,344
 ----------------------------------------------------------------
  Forest - 1.3%
    370,600 Lydall, Inc.                                2,617,363
 ----------------------------------------------------------------
  Gas Utilities - 0.9%
     54,900 Indiana Energy, Inc.                          895,556
     46,900 Laclede Gas Co.                               938,000
                                                     ------------
                                                        1,833,556
 ----------------------------------------------------------------
  Heavy Electrical - 3.6%
    158,800 Belden, Inc.                                3,592,850
    246,100 UCAR International, Inc.*                   3,753,025
                                                     ------------
                                                        7,345,875
 ----------------------------------------------------------------
  Heavy Machinery - 2.5%
    278,400 AGCO Corp.                                  3,062,400
    259,200 Titan International, Inc.                   1,911,600
                                                     ------------
                                                        4,974,000
 ----------------------------------------------------------------
  Hotels - 1.7%
    393,800 Prime Hospitality Corp.*                    3,347,300
 ----------------------------------------------------------------
  Industrial Parts - 5.5%
    448,700 Denison International PLC ADR*              5,103,962
    258,700 Milacron, Inc.                              3,589,463
    201,700 UNOVA, Inc.*                                2,332,156
                                                     ------------
                                                       11,025,581
 ----------------------------------------------------------------
  Industrial Services - 5.1%
    161,400 Career Education Corp.*                     6,052,500
    188,500 ITT Educational Services, Inc.*             2,262,000
    124,100 Modis Professional Services, Inc.*          1,954,575
                                                     ------------
                                                       10,269,075
 ----------------------------------------------------------------
  Information Services - 2.0%
    141,300 Advo, Inc.*                                 3,921,075
 ----------------------------------------------------------------
  Leisure - 2.0%
     68,700 GTECH Holdings Corp.*                       1,374,000
    148,012 Movado Group, Inc.                          2,664,216
                                                     ------------
                                                        4,038,216
 ----------------------------------------------------------------
  Life Insurance - 1.2%
    429,500 ESG Re Ltd.                                 2,362,250
 ----------------------------------------------------------------
  Media - 1.8%
     69,900 Media General, Inc.                         3,612,956
 ----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares    Description                                        Value

 Common Stocks - (continued)
  Medical Products - 3.3%
    152,300 Haemonetics Corp.*                           $  3,626,644
     75,400 Varian Medical Systems, Inc.                    3,011,287
                                                         ------------
                                                            6,637,931
 --------------------------------------------------------------------
  Medical Providers - 2.9%
  1,225,600 Beverly Enterprises, Inc.*                      3,217,200
    324,100 Foundation Health Systems, Inc.*                2,694,081
                                                         ------------
                                                            5,911,281
 --------------------------------------------------------------------
  Mining - 3.1%
    168,500 American National Can Group, Inc.               1,685,000
    158,700 Ispat International NV                          1,993,669
    192,100 Wolverine Tube, Inc.*                           2,485,294
                                                         ------------
                                                            6,163,963
 --------------------------------------------------------------------
  Oil Refining - 1.8%
    141,100 Valero Energy Corp.                             3,598,050
 --------------------------------------------------------------------
  Property Insurance - 6.4%
     40,200 Financial Security Assurance Holdings Ltd.      1,809,000
    364,400 PXRE Group Ltd.                                 5,124,375
     53,165 Radian Group, Inc.                              1,844,161
    196,700 Zenith National Insurance Corp.                 4,155,287
                                                         ------------
                                                           12,932,823
 --------------------------------------------------------------------
  Publishing - 1.2%
    119,000 Lee Enterprises, Inc.                           2,476,688
 --------------------------------------------------------------------
  Real Estate - 1.5%
     51,400 AvalonBay Communities, Inc.                     1,734,750
     40,000 Cousins Properties, Inc.                        1,420,000
                                                         ------------
                                                            3,154,750
 --------------------------------------------------------------------
  Restaurants - 2.8%
    168,600 CBRL Group, Inc.                                1,559,550
    240,000 Morton's Restaurant Group, Inc.*                4,140,000
                                                         ------------
                                                            5,699,550
 --------------------------------------------------------------------
  Security/Asset Management - 2.1%
    197,700 BlackRock, Inc.*                                4,287,619
 --------------------------------------------------------------------
  Semiconductors - 4.7%
    362,800 General Semiconductor, Inc.*                    6,054,225
    130,200 MEMC Electronic Materials, Inc.*                2,270,362
     27,677 Vishay Intertechnology, Inc.*                   1,190,111
                                                         ------------
                                                            9,514,698
 --------------------------------------------------------------------
  Specialty Retail - 1.0%
    129,800 Brookstone, Inc.*                               2,076,800
 --------------------------------------------------------------------
  Thrifts - 1.5%
    415,400 Sovereign Bancorp, Inc.                         3,011,650
 --------------------------------------------------------------------

  Shares    Description                     Value

 Common Stocks - (continued)
  Truck Freight - 5.4%
     73,600 Hub Group, Inc.*          $  1,315,600
     76,700 Landstar Systems, Inc.*      4,309,582
    248,600 Teekay Shipping Corp.        5,344,900
                                      ------------
                                        10,970,082
 -------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $216,404,291)                 $196,587,924
 -------------------------------------------------

  Principal             Interest                      Maturity
  Amount                Rate                          Date                                  Value

  Corporate Bonds - 0.1%
  J. Baker, Inc.
    $300,000                7.00%                     06/01/2002                     $    232,125
 ------------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $299,552)                                                                    $    232,125
 ------------------------------------------------------------------------------------------------
  Repurchase Agreement - 1.2%
  Joint Repurchase Agreement Account II
  $2,400,000                5.86%                     03/01/2000                     $  2,400,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $2,400,000)                                                                  $  2,400,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $219,103,843)                                                                $199,220,049
 ------------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR --American Depositary Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
   $219,103,843)                                                  $199,220,049
  Cash                                                                  97,278
  Receivables:
   Investment securities sold                                        6,826,921
   Dividends and interest                                              230,118
   Fund shares sold                                                     37,975
   Reimbursement from adviser                                           35,542
  Other assets                                                           1,461
 ------------------------------------------------------------------------------
  Total assets                                                     206,449,344
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
   Investment securities purchased                                   3,461,426
   Fund shares repurchased                                             932,951
   Amounts owed to affiliates                                          248,358
  Accrued expenses and other liabilities                               122,544
 ------------------------------------------------------------------------------
  Total liabilities                                                  4,765,279
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  286,161,502
  Accumulated undistributed net investment loss                       (169,288)
  Accumulated net realized loss on investment transactions         (64,424,355)
  Net unrealized loss on investments                               (19,883,794)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $201,684,065
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $18.43
  Class B                                                               $17.86
  Class C                                                               $17.88
  Institutional                                                         $18.60
  Service                                                               $18.38
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            8,013,902
  Class B                                                            1,434,696
  Class C                                                              352,222
  Institutional                                                      1,193,368
  Service                                                                1,581
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                10,995,769
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $19.50. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                               $  1,507,486
  Interest                                                        166,645
 -------------------------------------------------------------------------
  Total income                                                  1,674,131
 -------------------------------------------------------------------------
  Expenses:
  Management fees                                               1,165,007
  Distribution and Service fees(b)                                400,246
  Transfer Agent fees(c)                                          203,497
  Custodian fees                                                   27,954
  Professional fees                                                22,905
  Registration fees                                                16,870
  Trustee fees                                                      4,818
  Service share fees                                                  108
  Other                                                            66,448
 -------------------------------------------------------------------------
  Total expenses                                                1,907,853
 -------------------------------------------------------------------------
  Less-expenses reimbursed                                        (64,434)
 -------------------------------------------------------------------------
  Net expenses                                                  1,843,419
 -------------------------------------------------------------------------
  NET INVESTMENT LOSS                                            (169,288)
 -------------------------------------------------------------------------
  Realized and unrealized loss on investment transactions:
  Net realized loss from:
  Investment transactions                                     (18,683,518)
  Net change in unrealized loss on:
  Investments                                                  (1,809,709)
 -------------------------------------------------------------------------
  Net realized and unrealized loss on investment and option
  transactions                                                (20,493,227)
 -------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(20,662,515)
 -------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $4,991.
 (b) Class A, Class B and Class C had Distribution and Service fees of
  $215,245, $150,435 and $34,566, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $163,586, $28,583, $6,568, $4,751 and $9, respective-
  ly.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Statements of Changes in Net Assets

                                      For the          For the
                             Six Months Ended      Seven-Month           For the
                            February 29, 2000     Period Ended        Year Ended
                                  (Unaudited)  August 31, 1999  January 31, 1999
  From operations:
  Net investment loss            $   (169,288)   $    (764,389)     $ (1,430,151)
  Net realized loss on
  investment transactions         (18,683,518)     (24,597,058)      (21,053,205)
  Net change in unrealized
  gain (loss) on
  investments                      (1,809,709)      42,816,511       (75,425,946)
 --------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from operations                 (20,662,515)      17,455,064       (97,909,302)
 --------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net realized gain
  on investment
  transactions
   Class A Shares                          --               --       (20,135,069)
   Class B Shares                          --               --        (2,897,126)
   Class C Shares                          --               --          (512,006)
   Institutional Shares                    --               --          (946,473)
   Service Shares                          --               --           (16,422)
 --------------------------------------------------------------------------------
  Total distributions to
  shareholders                             --               --       (24,507,096)
 --------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                           14,447,956       96,142,667       285,768,961
  Reinvestment of
  dividends and
  distributions                            --               --        22,881,335
  Cost of shares
  repurchased                     (75,146,421)    (158,916,521)     (291,025,366)
 --------------------------------------------------------------------------------
  Net increase (decrease)
  in net assets resulting
  from share transactions         (60,698,465)     (62,773,854)       17,624,930
 --------------------------------------------------------------------------------
  TOTAL DECREASE                  (81,360,980)     (45,318,790)     (104,791,468)
 --------------------------------------------------------------------------------
  Net assets:
  Beginning of period             283,045,045      328,363,835       433,155,303
 --------------------------------------------------------------------------------
  End of period                  $201,684,065    $ 283,045,045      $328,363,835
 --------------------------------------------------------------------------------
  Accumulated
  undistributed net
  investment loss                $   (169,288)              --                --
 --------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Small Cap Value Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the Statement of Changes in Net Assets, Summary of Share Transactions and the Financial Highlights of the Fund are included for the seven-month period ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $43,533,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carryforward expiring in 2007 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.
   At February 29, 2000 the aggregate cost of portfolio securities for federal income tax purposes is $220,176,121. Accordingly, the gross unrealized gain on investments was $28,666,681 and the gross unrealized loss on investments was $49,622,753 resulting in a net unrealized loss of $20,956,072.

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)

 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of Shares of the Fund separately bears its respective class-specific Transfer Agency fees.

 E. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the period ended February 29, 2000, Goldman Sachs reimbursed approximately $64,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $59,000 during the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service shares.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND
 3. AGREEMENTS (continued)

   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $164,000, $56,000, and $28,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and options transactions) for the period ended February 29, 2000 were $80,848,258 and $142,422,244 respectively.
   For the period ended February 29, 2000, Goldman Sachs earned approximately $502,000 of brokerage commissions from portfolio transactions.

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS SMALL CAP VALUE FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $2,400,000 in principal amount. At February 29, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                           Principal    Interest   Maturity    Amortized
          Repurchase Agreements              Amount       Rate       Date         Cost
 ------------------------------------------------------------------------------------------
  Banc of America Securities LLC         $1,650,000,000     5.86% 03/01/2000 $1,650,000,000
 ------------------------------------------------------------------------------------------
  Bear Stearns Companies, Inc.              200,000,000     5.86  03/01/2000    200,000,000
 ------------------------------------------------------------------------------------------
  Chase Securities, Inc.                    300,000,000     5.86  03/01/2000    300,000,000
 ------------------------------------------------------------------------------------------
  Donaldson, Lufkin & Jenrette, Inc.        500,000,000     5.85  03/01/2000    500,000,000
 ------------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.       812,000,000     5.86  03/01/2000    812,000,000
 ------------------------------------------------------------------------------------------
  Warburg Dillon Read                       800,000,000     5.86  03/01/2000    800,000,000
 ------------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                                $4,262,000,000
 ------------------------------------------------------------------------------------------

 8. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP's audit reports contained no ad-verse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on ac-counting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur An-dersen LLP would have caused them to make reference to the disagreement in their report.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                                 For the Six Months
                                               Ended February 29, 2000
                                                     (Unaudited)
                                               ------------------------
                                                   Shares       Dollars
 -----------------------------------------------------------------------
 Class A Shares
 Shares sold                                      629,146  $ 11,621,204
 Reinvestments of dividends and distributions          --            --
 Shares repurchased                            (3,249,197)  (59,227,248)
                                                         ---------------
                                               (2,620,051)  (47,606,044)
 -----------------------------------------------------------------------
 Class B Shares
 Shares sold                                       72,334     1,283,714
 Reinvestments of dividends and distributions          --            --
 Shares repurchased                              (577,926)  (10,230,777)
                                                         ---------------
                                                 (505,592)   (8,947,063)
 -----------------------------------------------------------------------
 Class C Shares
 Shares sold                                       60,687     1,081,051
 Reinvestments of dividends and distributions          --            --
 Shares repurchased                              (127,411)   (2,251,520)
                                                         ---------------
                                                  (66,724)   (1,170,469)
 -----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                       25,128       461,987
 Reinvestments of dividends and distributions          --            --
 Shares repurchased                              (186,038)   (3,413,313)
                                                         ---------------
                                                 (160,910)   (2,951,326)
 -----------------------------------------------------------------------
 Service Shares
 Shares sold                                           --            --
 Reinvestments of dividends and distributions          --            --
 Shares repurchased                                (1,312)      (23,563)
                                                         ---------------
                                                   (1,312)      (23,563)
 -----------------------------------------------------------------------
 NET DECREASE                                  (3,354,589) $(60,698,465)
 -----------------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

 Share activity is as follows:

                                                 For the Seven-Month
                                               Period Ended August 31,
                                                         1999
                                               -------------------------
                                                   Shares        Dollars
 ------------------------------------------------------------------------
 Class A Shares
 Shares sold                                    3,974,603  $  75,211,330
 Reinvestments of dividends and distributions          --             --
 Shares repurchased                            (7,479,721)  (141,251,011)
                                                         ----------------
                                               (3,505,118)   (66,039,681)
 ------------------------------------------------------------------------
 Class B Shares
 Shares sold                                      223,866      4,216,615
 Reinvestments of dividends and distributions          --             --
 Shares repurchased                              (652,859)   (11,537,114)
                                                         ----------------
                                                 (428,993)    (7,320,499)
 ------------------------------------------------------------------------
 Class C Shares
 Shares sold                                      121,721      2,343,776
 Reinvestments of dividends and distributions          --             --
 Shares repurchased                              (156,184)    (2,743,702)
                                                         ----------------
                                                  (34,463)      (399,926)
 ------------------------------------------------------------------------
 Institutional Shares
 Shares sold                                      693,113     14,235,041
 Reinvestments of dividends and distributions          --             --
 Shares repurchased                              (163,344)    (3,050,873)
                                                         ----------------
                                                  529,769     11,184,168
 ------------------------------------------------------------------------
 Service Shares
 Shares sold                                        7,750        135,905
 Reinvestments of dividends and distributions          --             --
 Shares repurchased                               (18,993)      (333,821)
                                                         ----------------
                                                  (11,243)      (197,916)
 ------------------------------------------------------------------------
 NET DECREASE                                  (3,450,048) $ (62,773,854)
 ------------------------------------------------------------------------

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

 Share activity is as follows:

                                                  For the Year Ended
                                                   January 31, 1999
                                               --------------------------
                                                    Shares        Dollars
 -------------------------------------------------------------------------
 Class A Shares
 Shares sold                                    11,250,168  $ 248,147,068
 Reinvestments of dividends and distributions    1,120,125     18,887,752
 Shares repurchased                            (13,625,605)  (275,189,998)
                                                        ------------------
                                                (1,255,312)    (8,155,178)
 -------------------------------------------------------------------------
 Class B Shares
 Shares sold                                     1,020,790     24,298,444
 Reinvestments of dividends and distributions      159,248      2,632,705
 Shares repurchased                               (609,437)   (12,177,880)
                                                        ------------------
                                                   570,601     14,753,269
 -------------------------------------------------------------------------
 Class C Shares
 Shares sold                                       348,913      8,014,845
 Reinvestments of dividends and distributions       24,492        404,852
 Shares repurchased                               (156,144)    (3,072,836)
                                                        ------------------
                                                   217,261      5,346,861
 -------------------------------------------------------------------------
 Institutional Shares
 Shares sold                                       191,950      5,013,154
 Reinvestments of dividends and distributions       55,467        939,606
 Shares repurchased                                (30,030)      (583,311)
                                                        ------------------
                                                   217,387      5,369,449
 -------------------------------------------------------------------------
 Service Shares
 Shares sold                                        13,163        295,450
 Reinvestments of dividends and distributions          974         16,240
 Shares repurchased                                    (71)        (1,341)
                                                        ------------------
                                                    14,066        310,529
 -------------------------------------------------------------------------
 NET INCREASE (DECREASE)                          (235,997) $  17,624,930
 -------------------------------------------------------------------------

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                            Income (loss) from            Distributions to
                                         investment operations(a)           shareholders
                                      ------------------------------- -------------------------
                            Net asset                                 In excess                 Net increase
                             value,        Net       Net realized and   of net                   (decrease)
                            beginning  investment       unrealized    investment    From net    in net asset
                            of period income (loss)    gain (loss)      income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares      $19.80      $(0.01)(e)       $(1.36)(e)    $   --       $   --        $(1.37)
  2000 - Class B Shares       19.27       (0.07)(e)        (1.34)(e)        --           --         (1.41)
  2000 - Class C Shares       19.28       (0.07)(e)        (1.33)(e)        --           --         (1.40)
  2000 - Institutional
  Shares                      19.95        0.03 (e)        (1.38)(e)        --           --         (1.35)
  2000 - Service Shares       19.76       (0.02)(e)        (1.36)(e)        --           --         (1.38)
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares       18.51       (0.05)            1.34            --           --          1.29
  1999 - Class B Shares       18.10       (0.12)            1.29            --           --          1.17
  1999 - Class C Shares       18.12       (0.11)            1.27            --           --          1.16
  1999 - Institutional
  Shares                      18.62          --             1.33            --           --          1.33
  1999 - Service Shares       18.50       (0.13)            1.39            --           --          1.26
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       24.05       (0.06)           (4.48)           --        (1.00)        (5.54)
  1999 - Class B Shares       23.73       (0.21)           (4.42)           --        (1.00)        (5.63)
  1999 - Class C Shares       23.73       (0.18)           (4.43)           --        (1.00)        (5.61)
  1999 - Institutional
  Shares                      24.09        0.03            (4.50)           --        (1.00)        (5.47)
  1999 - Service Shares       24.05       (0.04)           (4.51)           --        (1.00)        (5.55)
 -----------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       20.91        0.14             5.33            --        (2.33)         3.14
  1998 - Class B Shares       20.80       (0.01)            5.27            --        (2.33)         2.93
  1998 - Class C Shares
  (commenced August
  15, 1997)                   24.69       (0.06)            1.43         (0.34)       (1.99)        (0.96)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                   24.91        0.03             1.48         (0.28)       (2.05)        (0.82)
  1998 - Service Shares
  (commenced August 15,
  1997)                       24.91       (0.01)            1.48         (0.31)       (2.02)        (0.86)
 -----------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       17.29       (0.21)            4.92            --        (1.09)         3.62
  1997 - Class B Shares
  (commenced May 1, 1996)     20.79       (0.11)            1.21            --        (1.09)         0.01
 -----------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       16.14       (0.23)            1.39            --        (0.01)         1.15
 -----------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                              GOLDMAN SACHS SMALL CAP VALUE FUND

                                                                                   Ratios assuming no voluntary
                                                                               waiver of fees or expense limitations
                                                                               -------------------------------------
                              Net assets                         Ratio of                              Ratio of
   Net asset                  at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total         period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)     (in 000s)  average net assets average net assets average net assets average net assets   rate
     $18.43       (6.92)%(d)   $147,588         1.50%(c)          (0.06)%             1.56%(c)          (0.12)%        36.69%(d)
      17.86       (7.32)(d)      25,598         2.25(c)           (0.82)              2.31(c)           (0.88)         36.69(d)
      17.88       (7.26)(d)       6,293         2.25(c)           (0.80)              2.31(c)           (0.86)         36.69(d)
      18.60       (6.77)(d)      22,176         1.10(c)           (0.36)              1.16(c)            0.30          36.69(d)
      18.38       (6.98)(d)          29         1.60(c)           (0.23)              1.66(c)           (0.29)         36.69(d)

      19.80        6.97(d)      210,500         1.50(c)           (0.35)(c)           1.61(c)           (0.46)(c)      46.95(d)
      19.27        6.46(d)       37,386         2.25(c)           (1.10)(c)           2.36(c)           (1.21)(c)      46.95(d)
      19.28        6.40(d)        8,079         2.25(c)           (1.10)(c)           2.36(c)           (1.21)(c)      46.95(d)
      19.95        7.14(d)       27,023         1.10(c)            0.05(c)            1.21(c)           (0.06)(c)      46.95(d)
      19.76        6.81(d)           57         1.60(c)           (0.41)(c)           1.71(c)           (0.52)(c)      46.95(d)

      18.51      (17.37)        261,661         1.50              (0.24)              1.74              (0.48)         98.46
      18.10      (18.00)         42,879         2.25              (0.99)              2.29              (1.03)         98.46
      18.12      (17.91)          8,212         2.25              (0.99)              2.29              (1.03)         98.46
      18.62      (17.04)         15,351         1.13               0.13               1.17               0.09          98.46
      18.50      (17.41)            261         1.62              (0.47)              1.66              (0.51)         98.46
 -------------------------------------------------------------------------------------------------------------------------------
      24.05       26.17         370,246         1.54              (0.28)              1.76              (0.50)         84.81
      23.73       25.29          42,677         2.29              (0.92)              2.29              (0.92)         84.81
      23.73        5.51(d)        5,604         2.09(c)           (0.79)(c)           2.09(c)           (0.79)(c)      84.81
      24.09        6.08(d)       14,626         1.16(c)            0.27(c)            1.16(c)            0.27(c)       84.81
      24.05        5.91(d)            2         1.45(c)           (0.07)(c)           1.45(c)           (0.07)(c)      84.81
 -------------------------------------------------------------------------------------------------------------------------------
      20.91       27.28         212,061         1.60              (0.72)              1.85              (0.97)         99.46
      20.80        5.39(d)        3,674         2.35(c)           (1.63)(c)           2.35(c)           (1.63)(c)      99.46
 -------------------------------------------------------------------------------------------------------------------------------
      17.29        7.20         204,994         1.41              (0.59)              1.66              (0.84)         57.58
 -------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Small Cap Value Fund


An Investment Idea For The Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Small Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.


Target Your Needs

The Goldman Sachs Small Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY

                                               DOMESTIC
                                               EQUITY
                                              .Goldman Sachs
                                               Small Cap Value
                                               Fund

                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY

For More Information

To learn more about the Goldman Sachs Small Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.




*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005


TRUSTEES                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Nancy L. Mucker, Vice President
Mary P. McPherson                     John M. Perlowski, Treasurer
Alan A. Shuch                         Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                 Michael J. Richman, Secretary
William H. Springer                   Howard B. Surloff, Assistant Secretary
Richard P. Strubel                    Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent



Visit our internet address: www.gs.com/funds




This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Small Cap Value Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times the Fund may be unable to sell the securities it holds without a substantial drop in price, if at all.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000 / 00-514                                      SCVSAR / 25K / 4-00